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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    DECEMBER 29, 1998
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COMMISSION FILE NUMBER:        1-5492-1
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                            CERION TECHNOLOGIES INC.
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             (Exact name of registrant as specified in its Charter)

            DELAWARE                                   02-0485458
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(State of or other jurisdiction of      (I.R.S. Employer Identification Number)
 incorporation)

      1401 INTERSTATE DRIVE, CHAMPAIGN, ILLINOIS                  61822-1065
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      (Address of principal executive offices)                    (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (217) 359-3700
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      NOT APPLICABLE
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      (Former name or former address, if changed since last report)

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     There is incorporated herein by reference a Plan of Complete Liquidation and Dissolution of Cerion Technologies Inc. (the "Plan"), included as Appendix A to the Company's Proxy Statement filed with the Securities and Exchange Commission pursuant to Section 14(a) of the Securities Exchange Act of 1934 on December 3, 1998.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On December 29, 1998, at a special meeting (the "Special Meeting") of the stockholders of the Company's common stock, par value $0.01 per share (the "Common Stock"), a majority of the stockholders of the outstanding Common Stock approved the Plan. Among other things, the Plan includes provision for the transfer, at the discretion of the Board of Directors, of the Company's assets and liabilities to a liquidating trust for the benefit of the stockholders, thereafter from which distributions, if any, will be made to the Company's stockholders by the trustees of the liquidating trust.

     Following approval of the Plan at the Special Meeting, the Board of Directors of the Company unanimously approved a resolution in accord with the Plan whereby all of the Company's assets, including without limitation cash, accounts receivable, real property and intellectual property (collectively, the "Assets"), together with all of the Company's liabilities to the extent of the value of the


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Assets, were transferred to a liquidating trust pursuant to a Liquidating Trust
Agreement, on December 31, 1998 (a copy of that agreement is filed herewith as Exhibit 99.1).

           A copy of the Company's press release, dated December 30, 1998, with respect to the foregoing is filed herewith as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS

        2 Plan of Complete Liquidation and Dissolution of Cerion Technologies Inc. (incorporated by reference).

        99.1   Liquidating Trust Agreement, dated December 31, 1998.

        99.2   Press Release, dated December 30, 1998.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CERION TECHNOLOGIES INC.
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                           (Registrant)

Date:  January 12, 1999    By       /S/   RICHARD A. CLARK
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                             RICHARD A. CLARK
                              VICE PRESIDENT-FINANCE,
                              CHIEF FINANCIAL OFFICER AND TREASURER
                              (principal financial and duly authorized officer)




                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

2 Plan of Complete Liquidation and Dissolution of Cerion Technologies Inc. (incorporated by reference).

99.1            Liquidating Trust Agreement, dated December 31, 1998.

99.2            Press Release, dated December 30, 1998.